UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2014

Date of reporting period :	January 1, 2014 — December 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|14

Annual report

Putnam VT Investors Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

The falling price of oil has captured headlines in recent months and is having a sustained effect on markets and economies worldwide. Cheaper oil allows many consumers and businesses to shift spending to other priorities. At the same time, the decline reflects greater pessimism about global growth, and it is having a negative impact on the energy sector — not just in the United States, but wherever energy is a key export.

This change in the investing environment has contributed to an increase in market volatility. Although the U.S. economy continues to grow, economic challenges in Europe, China, and Japan are causing uncertainty.

Compared with recent years, we may see more tempered returns from equity and fixed-income markets. While a number of positive trends continue, including an improving housing market and a brighter employment situation, investors should also be alert to a possible increase in short-term interest rates that is widely expected to occur in 2015. History suggests that rising rates could generate headwinds for markets.

In all types of market conditions, Putnam offers a wide range of flexible strategies. Our experienced investment teams employ new ways of thinking about building portfolios for both the opportunities and risks in today’s markets. In this dynamic environment, it may be an opportune time for you to meet with your financial advisor to ensure that your portfolio is properly aligned with your goals and tolerance for risk.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/14)

Investment objective

Long-term growth of capital and any increased income that results from this growth

Net asset value December 31, 2014

Class IA: $17.37	Class IB: $17.30

Total return at net asset value
(as of 12/31/14)	Class IA shares*	Class IB shares*	S&P 500 Index

1 year	14.25%	13.91%	13.69%

5 years	107.64	104.94	105.14
Annualized	15.73	15.43	15.45

10 years	95.37	90.55	109.47
Annualized	6.93	6.66	7.67

Life	100.19	92.60	152.16
Annualized	4.25	4.01	5.71

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1998.

The S&P 500 Index is an unmanaged index of common stock performance.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT Investors Fund 1

Report from your fund’s manager

Could you tell us about the investing environment for the 12-month reporting period ended December 31, 2014?

Despite some turbulence in the later months of the year, U.S. stocks delivered yet another annual gain for 2014. For the third consecutive year, the S&P 500 Index posted a double-digit advance, and major indexes again surged to record highs. Most of the year was relatively calm for the U.S. stock market. However, in October, stocks declined nearly 10% in response to global geopolitical tensions, slowing growth in Europe and China, and falling oil prices. Although it felt painful at the time, that pullback was relatively mild, in our view. Stocks recovered dramatically, dipped again in December, and then surged to new record highs. With the exception of energy, stocks in most sectors made impressive rebounds by the close of the year. We saw some pretty powerful gains, especially in health care and certain parts of retail and industrials.

Was it more difficult to find investing ideas as stocks kept advancing?

It was more difficult to find ideas toward the close of the year, but there are opportunities out there. We want to take advantage of stock price dislocations, which we believe exist mainly in the energy sector. Massive weakness in energy prices — created by a surplus of oil — has hurt the stocks of many energy companies, particularly those that specialize in exploration and production [E&P].

In light of steep declines, we are studying the balance sheets and cost structures of energy companies to determine which of them can hold up through the downturn. In particular, we’re researching the drilling companies and the potential impact of plunging oil prices on their profitability. I think that current oil prices could remain with us for a while, and that over time we will see some shakeout, and production will start to slow. Some of the more leveraged players, many of them private companies, will suffer, and the next big move in the energy sector could be due to consolidation. We may see more acquisitions, both on the E&P side and the services side.

Can you provide examples of stocks or strategies that helped the portfolio’s relative performance for the period?

The portfolio had solid gains for the reporting period and slightly outperformed its benchmark, the S&P 500. The top performer for the period was the stock of Alibaba Group Holding, the China-based e-commerce company whose $25 billion initial public offering [IPO] was the largest in history. The stock price soared in the aftermath of its IPO in September, and in early November, the company announced strong sales growth in its first financial reporting as a public company.

Another top contributor was the stock of Southwest Airlines. We have been bullish on airlines for some time. This is an industry in which stocks have advanced as a result of restructuring and consolidation. There are fewer companies, less competition for market share, and a focus on generating ancillary revenues. Southwest’s share price advanced as the company reported strong revenue and increased passenger traffic, both of which surpassed that of many competitors.

What are some holdings that detracted from relative portfolio returns?

Energy stocks were the greatest detractors from performance during the period. The price of oil dropped more than 40% from June to December, when it hit a five-year low. These steadily declining energy prices pressured portfolio holdings such as QEP Resources and Occidental Petroleum. The stock of Las Vegas Sands, an owner and operator of casino resorts in Asia and the United States, was also a detractor. The gaming industry in China struggled considerably throughout 2014 as casino traffic slowed in Macao.

Besides energy, what sectors of the market interest you today?

Certain pockets of the industrials sector remain interesting to us. Aerospace and defense stocks have done well, and are mostly immune to the recent volatility in commodities, in our view. In addition, we believe many of these companies have solid capital allocation strategies and healthy balance sheets, which can lead to strong earnings growth potential. Also in industrials, we are focused on the airlines, which have been strong contributors to my portfolios for some time. Airline stocks were crushed in the October downturn, but have bounced back dramatically. They have benefited from lower oil prices, and although they are more expensive than they have been in a while, we still believe they are attractively valued.

What is your outlook for stock market investing as we enter 2015?

We believe a key risk for 2015 lies with the large multinational companies — those that source much of their earnings from overseas, where the economies and currencies are considerably weaker than they are in the United States. The U.S. economy has been relatively strong, and we’re seeing improvement in key areas such as employment and consumer sentiment. As for corporate profitability, we believe we may still see high single-digit or even low double-digit earnings growth into 2015.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

2 Putnam VT Investors Fund

Your fund’s manager

Portfolio Manager Gerard P. Sullivan joined Putnam in 2008 and has been in the investment industry since 1982.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT Investors Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expense per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2014, to December 31, 2014. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expense per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios
	Class IA	Class IB

Total annual operating expenses for the fiscal year
ended 12/31/13*	0.73%	0.98%

Annualized expense ratio for the six-month period
ended 12/31/14†	0.71%	0.96%

*Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expense per $1,000
	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/14		for the 6 months ended 12/31/14

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$3.68	$4.97	$3.62	$4.89

Ending value
(after expenses)	$1,055.30	$1,053.60	$1,021.63	$1,020.37

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/14. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT Investors Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Investors Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Investors Fund (the “fund”) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2015

Putnam VT Investors Fund 5

The fund’s portfolio 12/31/14

COMMON STOCKS (99.5%)*	Shares	Value

Aerospace and defense (3.9%)
Airbus Group NV (France)	6,541	$324,873

General Dynamics Corp.	12,800	1,761,536

Honeywell International, Inc.	12,827	1,281,674

L-3 Communications Holdings, Inc.	9,424	1,189,403

Northrop Grumman Corp.	11,700	1,724,463

Textron, Inc.	9,000	378,990

TransDigm Group, Inc.	1,500	294,525

United Technologies Corp.	6,610	760,150

		7,715,614
Air freight and logistics (0.3%)
FedEx Corp.	2,900	503,614

		503,614
Airlines (1.5%)
Alaska Air Group, Inc.	4,600	274,896

Copa Holdings SA Class A (Panama) S	1,400	145,096

Delta Air Lines, Inc.	13,200	649,308

Southwest Airlines Co.	37,900	1,603,928

Spirit Airlines, Inc. †	4,100	309,878

		2,983,106
Auto components (1.1%)
Dana Holding Corp.	13,500	293,490

Lear Corp.	5,200	510,016

Magna International, Inc. (Canada)	3,900	423,891

TRW Automotive Holdings Corp. †	8,796	904,669

		2,132,066
Automobiles (0.4%)
Ford Motor Co.	55,800	864,900

		864,900
Banks (6.7%)
Bank of America Corp.	107,142	1,916,770

Citigroup, Inc.	34,157	1,848,235

JPMorgan Chase & Co.	72,627	4,544,998

PNC Financial Services Group, Inc.	8,000	729,840

Regions Financial Corp.	22,000	232,320

Wells Fargo & Co.	75,550	4,141,651

		13,413,814
Beverages (2.2%)
Coca-Cola Co. (The)	12,700	536,194

Coca-Cola Enterprises, Inc.	15,500	685,410

Dr. Pepper Snapple Group, Inc.	12,900	924,672

Monster Beverage Corp. †	3,500	379,225

PepsiCo, Inc.	20,120	1,902,547

		4,428,048
Biotechnology (3.5%)
Amgen, Inc.	12,563	2,001,160

Biogen Idec, Inc. †	3,300	1,120,185

Celgene Corp. †	16,900	1,890,434

Cubist Pharmaceuticals, Inc. †	1,786	179,761

Gilead Sciences, Inc. †	18,900	1,781,514

		6,973,054
Capital markets (3.7%)
Ameriprise Financial, Inc.	7,900	1,044,775

Apollo Global Management, LLC Class A	14,500	341,910

Artisan Partners Asset Management, Inc. Class A	5,812	293,680

Carlyle Group LP (The)	14,209	390,748

Charles Schwab Corp. (The)	16,000	483,040

Goldman Sachs Group, Inc. (The)	10,020	1,942,177

KKR & Co. LP	15,200	352,792

Legg Mason, Inc. S	7,700	410,949

COMMON STOCKS (99.5%)* cont.	Shares	Value

Capital markets cont.
Morgan Stanley	26,300	$1,020,440

State Street Corp.	13,600	1,067,600

		7,348,111
Chemicals (2.3%)
Albemarle Corp. S	4,100	246,533

Axalta Coating Systems, Ltd. †	8,722	226,946

Axiall Corp.	5,900	250,573

CF Industries Holdings, Inc.	1,700	463,318

Dow Chemical Co. (The)	15,301	697,879

Huntsman Corp.	23,600	537,608

LyondellBasell Industries NV Class A	8,800	698,632

Monsanto Co.	6,100	728,767

Sherwin-Williams Co. (The)	2,600	683,904

		4,534,160
Commercial services and supplies (0.5%)
Cintas Corp.	8,600	674,584

KAR Auction Services, Inc.	7,793	270,027

MiX Telematics, Ltd. ADR (South Africa) †	18,067	117,436

		1,062,047
Communications equipment (2.0%)
Cisco Systems, Inc.	76,741	2,134,551

Juniper Networks, Inc.	12,900	287,928

QUALCOMM, Inc.	21,400	1,590,662

		4,013,141
Construction materials (0.2%)
CaesarStone Sdot-Yam, Ltd. (Israel) S	5,491	328,472

		328,472
Consumer finance (1.3%)
American Express Co.	5,900	548,936

Capital One Financial Corp.	12,000	990,600

Discover Financial Services	15,500	1,015,095

		2,554,631
Containers and packaging (0.5%)
Ball Corp.	5,300	361,301

Berry Plastics Group, Inc. †	12,100	381,755

MeadWestvaco Corp.	6,000	266,340

		1,009,396
Diversified consumer services (0.2%)
Weight Watchers International, Inc. † S	11,300	280,692

		280,692
Diversified financial services (0.4%)
Berkshire Hathaway, Inc. Class B †	4,730	710,210

Restaurant Brands International LP (Units) † S	88	3,321

		713,531
Diversified telecommunication services (1.5%)
AT&T, Inc.	21,520	722,857

CenturyLink, Inc.	6,400	253,312

Iridium Communications, Inc. † S	36,137	352,336

Verizon Communications, Inc.	37,050	1,733,199

		3,061,704
Electric utilities (1.1%)
American Electric Power Co., Inc.	6,600	400,752

Entergy Corp.	9,400	822,312

Exelon Corp. S	25,800	956,664

		2,179,728
Electrical equipment (0.1%)
Generac Holdings, Inc. † S	5,800	271,208

		271,208
Electronic equipment, instruments, and components (0.3%)
CDW Corp. of Delaware	9,812	345,088

Keysight Technologies, Inc. †	8,200	276,914

		622,002

6 Putnam VT Investors Fund

COMMON STOCKS (99.5%)* cont.	Shares	Value

Energy equipment and services (1.8%)
Cameron International Corp. †	4,200	$209,790

FMSA Holdings, Inc. † S	31,829	220,257

Halliburton Co.	19,200	755,136

Helmerich & Payne, Inc.	3,400	229,228

Nabors Industries, Ltd.	25,200	327,096

Schlumberger, Ltd.	20,984	1,792,243

		3,533,750
Food and staples retail (3.2%)
Costco Wholesale Corp.	6,000	850,500

CVS Health Corp.	28,680	2,762,171

Kroger Co. (The)	21,400	1,374,094

Safeway, Inc.	11,400	400,368

Wal-Mart Stores, Inc. S	12,200	1,047,736

		6,434,869
Food products (0.8%)
Amira Nature Foods, Ltd. (United Arab Emirates) † S	19,780	283,843

Archer-Daniels-Midland Co.	9,800	509,600

Bunge, Ltd.	3,100	281,821

Keurig Green Mountain, Inc.	2,200	291,269

Pinnacle Foods, Inc.	8,000	282,400

		1,648,933
Health-care equipment and supplies (1.9%)
Becton Dickinson and Co.	3,100	431,396

C.R. Bard, Inc.	1,800	299,916

Covidien PLC	9,600	981,888

Edwards Lifesciences Corp. †	1,900	242,022

Halyard Health, Inc. †	500	22,735

Medtronic, Inc.	15,490	1,118,378

St. Jude Medical, Inc.	11,100	721,833

		3,818,168
Health-care providers and services (3.0%)
Aetna, Inc.	7,300	648,459

AmerisourceBergen Corp.	7,100	640,136

Anthem, Inc.	7,300	917,391

Cardinal Health, Inc.	11,000	888,030

CIGNA Corp.	4,600	473,386

Express Scripts Holding Co. †	3,900	330,213

HCA Holdings, Inc. †	11,500	843,985

Humana, Inc.	3,500	502,705

UnitedHealth Group, Inc.	7,800	788,502

		6,032,807
Hotels, restaurants, and leisure (1.9%)
Carrols Restaurant Group, Inc. † S	69,100	527,233

Hilton Worldwide Holdings, Inc. †	13,230	345,171

Intrawest Resorts Holdings, Inc. †	12,237	146,110

Las Vegas Sands Corp.	12,100	703,736

McDonald’s Corp.	6,030	565,011

Penn National Gaming, Inc. †	30,000	411,900

Restaurant Brands International, Inc. (Canada) † S	8,712	340,116

Wyndham Worldwide Corp.	4,400	377,344

Yum! Brands, Inc.	4,700	342,395

		3,759,016
Household durables (0.5%)
New Home Co., Inc. (The) †	22,892	331,476

WCI Communities, Inc. † S	8,526	166,939

Whirlpool Corp.	2,500	484,350

		982,765
Household products (1.0%)
Clorox Co. (The)	4,000	416,840

Energizer Holdings, Inc.	3,200	411,392

Procter & Gamble Co. (The)	13,250	1,206,943

		2,035,175

COMMON STOCKS (99.5%)* cont.	Shares	Value

Independent power and renewable electricity producers (0.4%)
AES Corp.	18,004	$247,915

NRG Energy, Inc.	20,300	547,085

		795,000
Industrial conglomerates (1.7%)
3M Co.	11,500	1,889,680

General Electric Co.	43,420	1,097,223

Siemens AG (Germany)	4,166	472,467

		3,459,370
Insurance (3.0%)
Allstate Corp. (The)	9,600	674,400

American International Group, Inc.	28,233	1,581,330

Assured Guaranty, Ltd.	14,000	363,860

Chubb Corp. (The)	4,000	413,880

Genworth Financial, Inc. Class A †	19,200	163,200

Hartford Financial Services Group, Inc. (The)	7,300	304,337

Lincoln National Corp. S	11,800	680,506

MetLife, Inc.	12,748	689,539

Prudential PLC (United Kingdom)	13,258	305,095

Travelers Cos., Inc. (The)	8,300	878,555

		6,054,702
Internet and catalog retail (0.9%)
Amazon.com, Inc. †	1,665	516,733

Expedia, Inc.	4,900	418,264

FabFurnish GmbH (acquired 8/2/13,
cost $4) (Private) (Brazil) † ΔΔ F	3	3

Global Fashion Holding SA (acquired 8/2/13,
cost $219,415) (Private) (Brazil) † ΔΔ F	5,179	130,187

New Bigfoot Other Assets GmbH (acquired 8/2/13,
cost $4) (Private) (Brazil) † ΔΔ F	3	3

New Middle East Other Assets GmbH (acquired
8/2/13, cost $1) (Private) (Brazil) † ΔΔ F	1	1

Priceline Group, Inc. (The) †	600	684,126

		1,749,317
Internet software and services (2.7%)
Alibaba Group Holding, Ltd. ADR (China) † S	13,942	1,449,131

AOL, Inc. †	9,700	447,849

eBay, Inc. †	7,300	409,676

Facebook, Inc. Class A †	11,500	897,230

Google, Inc. Class C †	2,909	1,531,298

Yahoo!, Inc. †	13,700	691,987

		5,427,171
IT Services (2.7%)
Automatic Data Processing, Inc.	4,700	391,839

Computer Sciences Corp.	15,100	952,055

DST Systems, Inc.	4,586	431,772

IBM Corp.	8,980	1,440,751

MasterCard, Inc. Class A	8,000	689,280

Visa, Inc. Class A	3,500	917,700

Xerox Corp.	35,000	485,100

		5,308,497
Leisure products (0.2%)
Malibu Boats, Inc. Class A †	19,022	366,554

		366,554
Life sciences tools and services (0.2%)
Agilent Technologies, Inc.	8,600	352,084

		352,084
Machinery (1.3%)
Caterpillar, Inc.	9,900	906,147

Deere & Co.	4,700	415,809

Illinois Tool Works, Inc.	5,300	501,910

Parker Hannifin Corp.	2,800	361,060

Trinity Industries, Inc. S	16,300	456,563

		2,641,489

Putnam VT Investors Fund 7

COMMON STOCKS (99.5%)* cont.	Shares	Value

Media (3.1%)
Comcast Corp. Class A	29,670	$1,721,157

DIRECTV †	6,300	546,210

DISH Network Corp. Class A †	6,100	444,629

SFX Entertainment, Inc. † S	20,149	91,275

Time Warner Cable, Inc.	5,400	821,124

Time Warner, Inc.	12,700	1,084,834

Time, Inc. S	2,150	52,912

Walt Disney Co. (The)	15,100	1,422,269

		6,184,410
Metals and mining (0.3%)
Freeport-McMoRan, Inc. (Indonesia)	13,300	310,688

United States Steel Corp.	8,600	229,964

		540,652
Multi-utilities (0.2%)
Public Service Enterprise Group, Inc.	7,400	306,434

		306,434
Multiline retail (1.2%)
Kohl’s Corp. S	7,600	463,904

Macy’s, Inc.	16,100	1,058,575

Target Corp.	12,500	948,875

		2,471,354
Oil, gas, and consumable fuels (5.7%)
Apache Corp.	8,200	513,894

Chevron Corp.	14,240	1,597,443

EOG Resources, Inc.	12,700	1,169,289

Exxon Mobil Corp.	33,705	3,116,027

Hess Corp.	5,200	383,864

JP Energy Partners LP †	14,800	181,004

Memorial Resource Development Corp. †	41,590	749,868

Occidental Petroleum Corp.	11,472	924,758

QEP Resources, Inc.	24,600	497,412

Rice Midstream Partners LP † S	21,449	359,271

Royal Dutch Shell PLC ADR (United Kingdom)	5,800	388,310

Suncor Energy, Inc. (Canada)	11,500	365,470

USD Partners LP †	23,658	335,234

Valero Energy Corp.	14,600	722,700

		11,304,544
Paper and forest products (0.3%)
International Paper Co.	10,000	535,800

		535,800
Personal products (0.8%)
Avon Products, Inc.	47,600	446,964

Coty, Inc. Class A †	35,158	726,364

Estee Lauder Cos., Inc. (The) Class A	4,800	365,760

		1,539,088
Pharmaceuticals (5.9%)
AbbVie, Inc.	16,610	1,086,958

Actavis PLC †	1,500	386,115

Eli Lilly & Co.	13,000	896,870

Jazz Pharmaceuticals PLC † S	2,446	400,484

Johnson & Johnson	27,530	2,878,812

Merck & Co., Inc.	34,100	1,936,539

Mylan, Inc. †	7,300	411,501

Pfizer, Inc.	83,586	2,603,704

Shire PLC ADR (United Kingdom)	3,000	637,620

Zoetis, Inc.	10,100	434,603

		11,673,206
Real estate investment trusts (REITs) (0.7%)
American Tower Corp. R	3,100	306,435

Armada Hoffler Properties, Inc. R S	52,354	496,839

COMMON STOCKS (99.5%)* cont.	Shares	Value

Real estate investment trusts (REITs) cont.
Hannon Armstrong Sustainable Infrastructure
Capital, Inc. R	16,240	$231,095

Kimco Realty Corp. R	13,500	339,390

		1,373,759
Road and rail (0.9%)
Union Pacific Corp.	15,400	1,834,602

		1,834,602
Semiconductors and semiconductor equipment (3.2%)
Broadcom Corp. Class A	6,200	268,646

Intel Corp.	54,920	1,993,047

Lam Research Corp.	6,700	531,578

Marvell Technology Group, Ltd.	27,100	392,950

Maxim Integrated Products, Inc.	9,300	296,391

Micron Technology, Inc. †	32,900	1,151,829

NVIDIA Corp.	22,700	455,135

Skyworks Solutions, Inc.	5,100	370,821

Texas Instruments, Inc.	18,600	994,449

		6,454,846
Software (4.8%)
Activision Blizzard, Inc.	13,200	265,980

Cadence Design Systems, Inc. † S	13,600	257,992

Electronic Arts, Inc. †	12,300	578,285

Microsoft Corp.	92,550	4,298,948

Oracle Corp.	67,330	3,027,830

Symantec Corp.	24,400	625,982

TiVo, Inc. †	37,000	438,080

		9,493,097
Specialty retail (2.9%)
Bed Bath & Beyond, Inc. †	6,200	472,254

Best Buy Co., Inc.	11,700	456,066

Gap, Inc. (The)	14,600	614,806

Home Depot, Inc. (The)	16,100	1,690,017

Lowe’s Cos., Inc.	16,500	1,135,200

Michaels Cos., Inc. (The) †	13,781	340,804

Office Depot, Inc. †	20,500	175,788

Select Comfort Corp. †	16,197	437,805

TJX Cos., Inc. (The)	7,700	528,066

		5,850,806
Technology hardware, storage, and peripherals (6.2%)
Apple, Inc.	67,783	7,481,888

EMC Corp.	43,800	1,302,612

Hewlett-Packard Co.	30,216	1,212,568

NetApp, Inc.	6,400	265,280

SanDisk Corp.	9,839	964,025

Western Digital Corp.	10,400	1,151,280

		12,377,653
Textiles, apparel, and luxury goods (1.1%)
Hanesbrands, Inc.	5,100	569,262

Michael Kors Holdings, Ltd. †	3,700	277,870

NIKE, Inc. Class B	7,000	673,050

Tumi Holdings, Inc. †	10,800	256,284

VF Corp.	6,100	456,890

		2,233,356
Tobacco (0.9%)
Lorillard, Inc.	8,800	553,872

Philip Morris International, Inc.	16,033	1,305,883

		1,859,755
Trading companies and distributors (0.4%)
Air Lease Corp.	7,525	258,183

United Rentals, Inc. †	5,700	581,457

		839,640

Total common stocks (cost $135,221,492)		$198,265,708

8 Putnam VT Investors Fund

CONVERTIBLE PREFERRED STOCKS (0.3%)*	Shares	Value

American Tower Corp. Ser. A, $5.25 cv. pfd. R	2,034	$231,622

Iridium Communications, Inc. 144A $7.00 cv. pfd.	3,770	440,619

Total convertible preferred stocks (cost $580,400)		$672,241

SHORT-TERM INVESTMENTS (4.2%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.20% [d]	8,340,592	$8,340,592

Total short-term investments (cost $8,340,592)		$8,340,592

Total investments (cost $144,142,484)		$207,278,541

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2014 through December 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $199,197,299.

† Non-income-producing security.

ΔΔ Security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $130,194, or 0.1% of net assets.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $9 to cover the settlement of certain securities.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$26,745,042	$—	$130,194

Consumer staples	17,945,868	—	—

Energy	14,838,294	—	—

Financials	31,153,453	305,095	—

Health care	28,849,319	—	—

Industrials	20,513,350	797,340	—

Information technology	43,696,407	—	—

Materials	6,948,480	—	—

Telecommunication services	3,061,704	—	—

Utilities	3,281,162	—	—

Total common stocks	197,033,079	1,102,435	130,194

Convertible preferred stocks	—	672,241	—

Short-term investments	—	8,340,592	—

Totals by level	$197,033,079	$10,115,268	$130,194

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT Investors Fund 9

Statement of assets and liabilities
12/31/14

Assets

Investment in securities, at value, including $8,075,146 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $135,801,892)	$198,937,949

Affiliated issuers (identified cost $8,340,592) (Note 1)	8,340,592

Cash	97,762

Dividends and other receivables	276,094

Receivable for shares of the fund sold	18,764

Receivable for investments sold	434,465

Total assets	208,105,626

Liabilities

Payable for shares of the fund repurchased	224,928

Payable for compensation of Manager (Note 2)	92,999

Payable for custodian fees (Note 2)	5,707

Payable for investor servicing fees (Note 2)	14,316

Payable for Trustee compensation and expenses (Note 2)	143,304

Payable for administrative services (Note 2)	1,347

Payable for distribution fees (Note 2)	25,050

Collateral on securities loaned, at value (Note 1)	8,340,592

Other accrued expenses	60,084

Total liabilities	8,908,327

Net assets	$199,197,299

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$147,604,930

Undistributed net investment income (Note 1)	2,045,063

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(13,588,511)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	63,135,817

Total — Representing net assets applicable to capital shares outstanding	$199,197,299

Computation of net asset value Class IA

Net assets	$81,862,279

Number of shares outstanding	4,713,900

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$17.37

Computation of net asset value Class IB

Net assets	$117,335,020

Number of shares outstanding	6,781,355

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$17.30

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Investors Fund

Statement of operations
Year ended 12/31/14

Investment income

Dividends (net of foreign tax of $10,607)	$4,200,085

Interest (including interest income of $80 from investments in affiliated issuers) (Note 5)	86

Securities lending (Note 1)	71,300

Total investment income	4,271,471

Expenses

Compensation of Manager (Note 2)	1,119,626

Investor servicing fees (Note 2)	203,491

Custodian fees (Note 2)	23,012

Trustee compensation and expenses (Note 2)	8,121

Distribution fees (Note 2)	303,423

Administrative services (Note 2)	5,102

Other	98,414

Total expenses	1,761,189

Expense reduction (Note 2)	(8,065)

Net expenses	1,753,124

Net investment income	2,518,347

Net realized gain on investments (Notes 1 and 3)	30,716,824

Net realized loss on foreign currency transactions (Note 1)	(2,347)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(244)

Net unrealized depreciation of investments during the year	(6,578,764)

Net gain on investments	24,135,469

Net increase in net assets resulting from operations	$26,653,816

Statement of changes in net assets

	Year ended	Year ended
	12/31/14	12/31/13

Decrease in net assets

Operations:

Net investment income	$2,518,347	$2,743,188

Net realized gain on investments and foreign currency transactions	30,714,477	44,279,263

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(6,579,008)	19,580,714

Net increase in net assets resulting from operations	26,653,816	66,603,165

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(1,206,899)	(1,419,162)

Class IB	(1,464,107)	(2,278,748)

Decrease from capital share transactions (Note 4)	(38,960,286)	(68,187,616)

Total decrease in net assets	(14,977,476)	(5,282,361)

Net assets:

Beginning of year	214,174,775	219,457,136

End of year (including undistributed net investment income of $2,045,063 and $2,278,200, respectively)	$199,197,299	$214,174,775

The accompanying notes are an integral part of these financial statements.

Putnam VT Investors Fund 11

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/14	$15.43	.22	1.95	2.17	(.23)	(.23)	$17.37	14.25	$81,862.72		1.39	50

12/31/13	11.59	.19	3.88	4.07	(.23)	(.23)	15.43	35.52	86,433.73		1.39	83

12/31/12	10.05	.19	1.52	1.71	(.17)	(.17)	11.59	17.06	75,932.74		1.76	60

12/31/11	10.15	.14	(.10)	.04	(.14)	(.14)	10.05	.29	75,974.73		1.40	55

12/31/10	9.01	.12	1.15	1.27	(.13)	(.13)	10.15	14.24	88,583.73		1.28	85

Class IB

12/31/14	$15.37	.18	1.94	2.12	(.19)	(.19)	$17.30	13.91	$117,335.97		1.14	50

12/31/13	11.55	.15	3.86	4.01	(.19)	(.19)	15.37	35.12	127,742.98		1.15	83

12/31/12	10.01	.17	1.51	1.68	(.14)	(.14)	11.55	16.83	143,525.99		1.50	60

12/31/11	10.11	.12	(.11)	.01	(.11)	(.11)	10.01	.04	157,406.98		1.15	55

12/31/10	8.98	.09	1.15	1.24	(.11)	(.11)	10.11	13.92	185,088.98		1.03	85

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

The accompanying notes are an integral part of these financial statements.

12 Putnam VT Investors Fund

Notes to financial statements 12/31/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2014 through December 31, 2014.

Putnam VT Investors Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term growth of capital and any increased income that results from this growth. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and has delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions

Putnam VT Investors Fund 13

and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $8,340,592 and the value of securities loaned amounted to $8,075,146.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2014, the fund had a capital loss carryover of $11,636,264 available to the extent allowed by the Code to offset future net capital gain, if any.

The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$11,636,264	N/A	$11,636,264	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions and from nontaxable dividends. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $80,478 to decrease undistributed net investment income, $1,882 to decrease paid-in-capital and $82,360 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$64,690,295
Unrealized depreciation	(3,505,409)

Net unrealized appreciation	61,184,886
Undistributed ordinary income	2,045,063
Capital loss carryforward	(11,636,264)

Cost for federal income tax purposes	$146,093,655

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 37.9% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

14 Putnam VT Investors Fund

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$82,109
Class IB	121,382

Total	$203,491

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $8,065 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $115, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$303,423

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$101,065,386	$139,569,107

U.S. government securities (Long-term)	—	—

Total	$101,065,386	$139,569,107

Putnam VT Investors Fund 15

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/14		Year ended 12/31/13		Year ended 12/31/14		Year ended 12/31/13

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	102,727	$1,681,064	87,175	$1,168,054	139,615	$2,288,617	125,779	$1,580,535

Shares issued in connection with
reinvestment of distributions	78,066	1,206,899	112,991	1,419,162	94,826	1,464,107	181,863	2,278,748

	180,793	2,887,963	200,166	2,587,216	234,441	3,752,724	307,642	3,859,283

Shares repurchased	(1,068,589)	(17,109,993)	(1,149,624)	(15,492,316)	(1,764,816)	(28,490,980)	(4,426,405)	(59,141,799)

Net decrease	(887,796)	$(14,222,030)	(949,458)	$(12,905,100)	(1,530,375)	$(24,738,256)	(4,118,763)	$(55,282,516)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund *	$410,102	$17,536,930	$17,947,032	$80	$—

Total	$410,102	$17,536,930	$17,947,032	$80	$—

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

16 Putnam VT Investors Fund

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

Putnam VT Investors Fund 17

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	545,333,593	24,865,496

Ravi Akhoury	545,906,178	24,292,911

Barbara M. Baumann	549,255,821	20,943,268

Jameson A. Baxter	548,878,213	21,320,877

Charles B. Curtis	548,266,326	21,932,764

Robert J. Darretta	548,954,413	21,244,676

Katinka Domotorffy	547,720,210	22,478,879

John A. Hill	548,926,132	21,272,957

Paul L. Joskow	548,318,739	21,880,351

Kenneth R. Leibler	549,128,017	21,071,073

Robert E. Patterson	548,989,554	21,209,535

George Putnam, III	548,805,405	21,393,685

Robert L. Reynolds	549,170,754	21,028,335

W. Thomas Stephens	548,523,544	21,675,546

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

12,689,510	421,749	1,022,130	—

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes for	Votes against	Abstentions	Broker non-votes

507,595,281	19,452,349	43,151,459	—

All tabulations are rounded to the nearest whole number.

18 Putnam VT Investors Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Charles B. Curtis Born 1940 Trustee since 2001	Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.	None	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Putnam VT Investors Fund 19

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and
Vice President and Chief Legal Officer	Since 2007	Putnam Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments,	Putnam Investments and	Nancy E. Florek (Born 1957)
Putnam Management, and	Putnam Management	Vice President, Director of Proxy Voting and
Putnam Retail Management		Corporate Governance, Assistant Clerk, and
	Susan G. Malloy (Born 1957)	Associate Treasurer
Robert R. Leveille (Born 1969)	Vice President and Assistant Treasurer	Since 2000
Vice President and Chief Compliance Officer	Since 2007
Since 2007	Director of Accounting & Control
Chief Compliance Officer,	Services, Putnam Investments and
Putnam Investments, Putnam Management,	Putnam Management
and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

20 Putnam VT Investors Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Kenneth R. Leibler
Putnam Retail Management	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109	Independent Registered	Robert L. Reynolds
	Public Accounting Firm	W. Thomas Stephens
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Investors Fund 21

This report has been prepared for the shareholders		H516
of Putnam VT Investors Fund.	VTAN012 292434	2/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2014	$34,723	$ —	$5,578	$ —
December 31, 2013	$34,486	$ —	$3,961	$ —

For the fiscal years ended December 31, 2014 and December 31, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $567,643 and $153,961 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2014	$ —	$562,065	$ —	$ —

December 31, 2013	$ —	$150,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 27, 2015